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                                                                  EXHIBIT 23.2




              Consent of Independent Certified Public Accountants
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The Board of Directors
OrCAD, Inc.:



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.




                                        KPMG PEAT MARWICK LLP




Portland, Oregon
May 29, 1996